UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2025

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3025 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 10, 2025, an Administrative Law Judge issued a Notice of Initial Determination on Violation of Section 337 and Recommended Determination on Remedy and Bond (the "Notice") in U.S. International Trade Commission Investigation No. 337-TA-1400 requested by GoPro, Inc. (“GoPro”) against Insta360 (Arashi Vision Inc., and Arashi Vision (U.S.) LLC, both d/b/a Insta360 ("Insta360"). A copy of the Notice is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. GoPro issued a press release regarding the Notice (the “Press Release”), a copy of which is also filed herewith as Exhibit 99.2 and incorporated herein by reference. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits attached hereto, shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and subject to the liabilities of that Section.
Note on Forward-looking Statements
This Current Report on Form 8-K may contain projections or other forward-looking statements within the meaning Section 27A of the Private Securities Litigation Reform Act. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements related to the Notice, looking forward to the ITC's Final Determination, and potential future litigation action. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to the Final Determination by the full ITC, the remedy imposed by the ITC, any presidential review of the ITC decision, and the timeline for such rulings, remedies and review. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2025, and as updated in filings with the SEC including the Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. The Company undertakes no duty or obligation to update any forward-looking statements contained herein as a result of new information, future events or changes in its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
99.1	Notice of Initial Determination on Violation of Section 337, dated July 10, 2025
99.2	Press Release of GoPro, dated July 11, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated:	July 11, 2025	By: /s/ Jason C. Stephen
Jason C. Stephen Vice President, General Counsel and Secretary